TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2024
Trade and other payables [abstract]
TRADE AND OTHER PAYABLES [Text Block]

20.  TRADE AND OTHER PAYABLES

The Company's trade and other payables are primarily comprised of amounts outstanding for purchases relating to mining operations, exploration and evaluation activities and corporate expenses. The normal credit period for these purchases is usually between 30 to 90 days.

Trade and other payables are comprised of the following items:

	December 31, 2024	December 31, 2023
Trade payables	$35,397	$31,863
Trade related accruals	23,196	16,302
Payroll and related benefits	32,239	35,331
Restructuring obligations	709	1,456
NSR royalty liabilities (Notes 15(b)(c))	3,538	2,850
Environmental duty and net mineral sales proceeds tax	2,701	3,023
Other accrued liabilities	6,115	3,588
	$103,895	$94,413